Financial Income and Expenses (Details)	12 Months Ended
Dec. 31, 2021
Disclosure of finance income (cost) [text block] [Abstract]
Loan description	(a)In 2019 the income corresponds to the proceeds from the sale of CPAO’s to Mizuho Bank Ltd. (Note 28 b) (b)In 2021, the variation in interest corresponds mainly to Inversiones en Autopistas S.A. which decreased by S/4.5 million due to the loan with BCI Peru (Nota 18-d) and AENZA S.A.A, which decreased by S/4.8 million due to the cancellation of the debt with CS Peru Infrastructure Holdings LLC (Note 18 a-iii); on the other hand, Cumbra Peru increased by S/5 million for various promissory notes. (c)In 2021, the increase is mainly generated by the effect of the present value of the account receivable from Gasoducto Sur Peruano S.A. for S/32.6 million (Note 12), due to the variation of the discount rate applied, which increased from 1.65% to 2.73%. Additionally, increase by the effect of the present value of the account payable according to the Acta de Acuerdo Preparatorio de Colaboración y Beneficios – “The Agreement” for S/17 million (Note 1-d). (d)In 2021, the increase corresponds entirely to Inversiones en Autopistas S.A. for the recognition of the fair value of the loan with BCI Peru (Note 18-d).